--------------------------------------------------------------------------------
                                  T. Rowe Price
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                                Semiannual Report
                                Real Estate Fund
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                                  June 30, 1998
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REPORT HIGHLIGHTS
================================================================================
Real Estate Fund

* The broad market powered ahead in the first half of 1998, but real estate stocks lagged because of negative sentiment toward the group.

* Your fund provided a negative return for the last six months but a respectable one for the eight months since its inception, putting it ahead of its benchmarks for both periods.

* The lagging performance of real estate stocks was in marked contrast to the strong financial conditions of the underlying companies.

* We added to several holdings in the belief that the market will eventually reward their earnings growth with higher price valuations.

* Stock valuations in the sector look attractive to us, and we expect the gap in performance versus the S&P 500 to narrow.

Fellow Shareholders

     During the first half of 1998 the broad stock market was strong, but it was a challenging environment for real estate securities. Although the fundamentals of most real estate companies were favorable, their underlying stocks were disappointing because of negative sentiment toward the group.

================================================================================
Performance Comparison
                                                                         Since
                                                                     Inception
Periods Ended 6/30/98 ....................         6 Months           8 Months
Real Estate Fund .........................           -2.05%              5.61%
Wilshire Real Estate
Securities Index .........................           -5.31              -1.25
Lipper Real Estate
Funds Average ............................           -4.43              -0.68
================================================================================

     While your fund posted a negative return for the first half of 1998, results exceeded those of the Wilshire Real Estate Securities Index and the average of other real estate funds. For the eight months since the birth of the fund, the return was a respectable 5.61% in an exceedingly difficult environment that produced negative returns for both benchmarks. We were frustrated to find that the share prices of our portfolio companies did not reflect the solid financial conditions of the companies themselves. Once again, investor attention was focused on the large-capitalization growth stocks that dominate the unmanaged Standard & Poor's 500 Index, which gained 17.71% during the past six months. In our view, the market will eventually recognize the value in real estate stocks and reward them with attractive share price valuations. So, while we were not able to hit any home runs during the past six and eight months, we are heartened that we bested the Wilshire index every month since inception.

DIVIDEND DISTRIBUTION

     Your Board of Directors declared a second quarter income dividend of $0.09 per share, paid on June 29, 1998, to shareholders of record on June 25, bringing total distributions for the first half to $0.14 per share. You should have already received your check or statement reflecting this activity.

INVESTMENT STRATEGY

     We would like to welcome shareholders who joined us since our initial shareholder letter and briefly review our investment strategy. Your fund seeks attractive returns from real estate securities through a combination of capital appreciation and current income. In pursuit of the best investment alternatives, we will employ rigorous, bottom-up fundamental research. Our strategy includes direct contact with companies and interviews with management in an effort to invest in superior organizations.

     Our intent to provide shareholders with broader exposure to real estate opportunities is enhanced by the flexibility of our investment program. We review each holding for its individual merits and in the context of the entire portfolio. We strive to produce a well-diversified portfolio, poised to take advantage of numerous opportunities across the real estate spectrum. While we believe strongly in portfolio diversification, at times we may selectively concentrate fund holdings when our conviction level is particularly high.

================================================================================
Industry Diversification
--------------------------------------------------------------------------------
                                                         Percent of Net Assets
                                                       12/31/97          6/30/98

Diversified ..................................              14%              17%
Apartment/Residential ........................              14               13
Office .......................................               8               13
Office and Industrial ........................               9                9
Lodging and Leisure ..........................               8                8
Shopping Center ..............................               8                8
Industrial ...................................               6                8
Regional Mall ................................               4                6
Services .....................................               6                5
Manufactured Housing .........................               3                4
Other Real Estate ............................               2                3
Self-Storage .................................               3                2
Miscellaneous ................................               5                1
Reserves .....................................              10                3
--------------------------------------------------------------------------------
Total ........................................             100%             100%
================================================================================

MARKET ENVIRONMENT AND PORTFOLIO REVIEW

     We continued to find appealing valuations among real estate stocks, primarily due to a contraction in price/earnings multiples as investors focused on large-cap, S&P 500 stocks in recent months. Indeed, we have not seen real estate securities look this attractive in several years. Often, selling pressure in our group seemed to defy logic considering the strong fundamentals of real estate companies and the compelling opportunities we uncovered. In this environment, we increased our positions in companies whose share prices were unduly punished, in our view.

     STARWOOD HOTELS & RESORTS became our largest holding by the end of June as we bought additional shares. We were disappointed by the stock's performance during the first half, but not with the company's management. You may not be as familiar with the name Starwood as with the Westin and Sheraton chains owned by the company. The company's internal growth prospects appear bright, but the stock price has suffered from investor uncertainty about proposed new legislation affecting real estate investment trusts (REITs) and about the possibility of overbuilding in the industry. In our first report to shareholders, we highlighted our own concern about new supply in the lodging sector but also expressed comfort in the upscale and urban locales characteristic of Starwood. In regard to proposed legislation that would affect the unique corporate structure of Starwood and three other REITs, we are confident that the company would restructure so that it could thrive in a new environment.

     We also increased our stake in CRESCENT REAL ESTATE EQUITIES. This company is led by one of the most highly respected management teams in the industry, and the stock came under pressure following an announcement of a pending takeover of Station Casinos. The demographics and underlying stability of Station's properties contrast markedly with those associated with the Las Vegas Strip, yet this association hurt the stocks of both Station and Crescent. We noted in our annual report that Crescent has been adept at seizing opportunities across various segments, and we believe this would be a good transaction. Crescent reinforced our view with its statement that it will increase the dividend a remarkable 66% once the acquisition is final.

==============================
One of our better performers .
 .  .  was  Kimco  Realty,   an
example of how good management
can  take   advantage  of  bad
situations.
------------------------------

     We also increased our position in EQUITY OFFICE PROPERTIES, the nation's largest publicly traded office building company. We like the company's earnings, position in the industry, and nationwide portfolio of downtown and suburban office properties. This diversification provides an opportunity for the company to benefit from the broad recovery in office properties, while mitigating exposure to potential downturns in individual markets.

     One of our better performers this quarter was KIMCO REALTY, an example of how good management can take advantage of bad situations. Kimco was able to look beyond the troubles at Venture Stores, which were tenants at its sites, and find value in the underlying real estate. When Venture succumbed to bankruptcy, Kimco was able to realize the potential of the sites by leasing the former Venture locations at higher rates to stronger tenants. This led to an increase in estimated earnings for Kimco, which in turn translated into an increase in Kimco's share price.

OUTLOOK


     We believe the negative investor sentiment toward real estate stocks during the first half was unwarranted and exaggerated. Therefore, we anticipate an expansion in price/earnings multiples with generally better performance in the months ahead. Valuations look attractive to us, and near-term real estate fundamentals remain strong. In addition, many real estate companies enjoy healthy financial positions with low debt and high yields. We foresee solid dividend growth in the near term and expect earnings growth to exceed that of the broader market. Therefore, we believe the real estate sector has the potential to narrow the gap in performance with the S&P 500.

     Our basic strategy remains unchanged as we seek to invest in superior organizations with the ability to excel in all market environments. We will continue to focus on companies with strong management, strong balance sheets, and strong assets.

Respectfully submitted,

/s/

David M. Lee
Chairman of the Investment Advisory Committee
July 24, 1998

T. Rowe Price Real Estate Fund
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================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                         6/30/98
Starwood Hotels & Resorts ....................................              5.0%
Crescent Real Estate Equities ................................              4.5
Equity Office Properties .....................................              3.0
Vornado Realty Trust .........................................              2.8
Reckson Associates Realty ....................................              2.6
--------------------------------------------------------------------------------
CarrAmerica Realty ...........................................              2.4
Simon DeBartolo Group ........................................              2.3
CBL & Associates Properties ..................................              2.2
Meridian Industrial Trust ....................................              2.2
Duke Realty Investments ......................................              2.2
--------------------------------------------------------------------------------
Kilroy Realty ................................................              2.2
Security Capital U.S. Realty .................................              2.1
Avalon Bay Communities .......................................              2.1
Weeks ........................................................              2.1
Manufactured Home Communities ................................              2.1
--------------------------------------------------------------------------------
Kimco Realty .................................................              2.1
Post Properties 2.1
Patriot American Hospitality .................................              2.1
Security Capital Atlantic ....................................              2.1
Arden Realty .................................................              2.0
--------------------------------------------------------------------------------
Camden Property Trust ........................................              2.0
Spieker Properties ...........................................              2.0
AMB Property .................................................              2.0
Koger Equity .................................................              2.0
Mack-Cali Realty .............................................              2.0
--------------------------------------------------------------------------------
Total ........................................................             60.2%
================================================================================

T. Rowe Price Real Estate Fund
--------------------------------------------------------------------------------

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 6/30/98

Ten Largest Purchases
--------------------------------------------------------------------------------
Starwood Hotels & Resorts
Crescent Real Estate Equities
Colonial Properties Trust
Equity Office Properties
Vornado Realty Trust
CarrAmerica Realty *
Reckson Associates Realty
Kilroy Realty
Meridian Industrial Trust
Security Capital Atlantic

Ten Largest Sales
--------------------------------------------------------------------------------
Glenborough Realty Trust **
FelCor Suite Hotels **
Security Capital Pacific Trust **
Hilton **
Cabot Industrial **
Colonial Properties Trust
Hospital Properties Trust **
Avalon Bay Communities
Regency Realty **
Excel Realty Trust **

*    Position added
**   Position eliminated
================================================================================

T. Rowe Price Real Estate Fund
--------------------------------------------------------------------------------

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Real Estate Fund SEC graph shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                       Since          Inception
Periods Ended 6/30/98                6 Months      Inception               Date
Real Estate Fund                       -2.05%          5.61%           10/31/97

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price Real Estate Fund
------------------------------------------------------------------------------------------------------------------------------------
Unaudited

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              6 Months                  10/31/97
                                                                                                 Ended                   Through
                                                                                               6/30/98                  12/31/97
NET ASSET VALUE
Beginning of period ...........................................................             $    10.69                 $   10.00
Investment activities
        Net investment income .................................................                   0.18*                     0.08*
        Net realized and unrealized gain (loss) ...............................                  (0.41)                     0.70
        Total from investment activities ......................................                  (0.23)                     0.78
Distributions
        Net investment income .................................................                  (0.14)                    (0.09)
Redemption fees
added to paid-in-capital ......................................................                    .01                      --
NET ASSET VALUE
End of period .................................................................             $    10.33                 $   10.69
Ratios/Supplemental Data
Total return^ .................................................................                  (2.05)%*                   7.82%*
Ratio of expenses to average net assets .......................................                   1.00%*+                   1.00%*+
Ratio of net investment income to average net assets ..........................                   4.41%*+                   6.07%*+
Portfolio turnover rate .......................................................                   26.8%                      8.4%
Net assets, end of period (in thousands) ......................................             $   36,977                 $   7,259

^    Total return  reflects the rate that an investor  would have earned on an investment  in the fund during each period,  assuming reinvestment of all distributions and payment of no redemption or account fees.
*    Excludes expenses in excess of a 1.00% voluntary expense limitation in effect through 12/31/99.
+    Annualized.

The accompanying notes are an integral part of these financial statements. >>>

T. Rowe Price Real Estate Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1998

================================================================================
Statement of Net Assets
--------------------------------------------------------------------------------

                                                           Shares/Par      Value
                                                                    In thousands

Common Stocks  97.1%
REAL ESTATE  96.1%
Apartment/Residential  12.6%
Apartment Investment & Management, REIT ..................      13,500    $  533
Avalon Bay Communities, REIT .............................      20,436       777
Camden Property Trust, REIT ..............................      25,000       744
Equity Residential Properties Trust, REIT ................      15,000       711
Gables Residential Trust, REIT ...........................      14,000       380
Post Properties, REIT ....................................      19,800       762
Security Capital Atlantic, REIT ..........................      34,000       759
                                                                           4,666

Diversified  16.8%
AMB Property .............................................      30,000       735
Colonial Properties Trust, REIT ..........................      19,000       589
Cousins Properties, REIT .................................      23,000       687
Crescent Real Estate Equities, REIT ......................      50,000     1,681
Security Capital U.S. Realty * ...........................      58,400       777
Trizec Hahn ..............................................      33,000       708
Vornado Realty Trust, REIT ...............................      26,000     1,032
                                                                           6,209

Industrial  7.7%
Eastgroup Properties, REIT ...............................      33,800       678
Meridian Industrial Trust, REIT ..........................      35,300       812
Security Capital Industrial Trust, REIT ..................      23,800       595
Weeks, REIT ..............................................      24,500       775
                                                                           2,860

Lodging & Leisure  8.3%
Homestead Village * ......................................      39,000       463
Patriot American Hospitality, REIT .......................      31,800       761
Starwood Hotels & Resorts, REIT ..........................      38,000     1,836
                                                                           3,060

Manufactured Housing  3.9%
Manufactured Home Communities, REIT ......................      32,000       772
Sun Communities, REIT ....................................      19,800       656
                                                                           1,428

Office  12.8%
Arden Realty, REIT .......................................      29,000    $  750
Boston Properties, REIT ..................................      16,000       552
CarrAmerica Realty, REIT .................................      30,700       871
Equity Office Properties, REIT ...........................      39,000     1,107
Koger Equity, REIT .......................................      36,000       727
Mack-Cali Realty, REIT ...................................      21,000       722
                                                                           4,729

Office & Industrial  8.9%
Duke Realty Investments, REIT ............................      34,000       803
Kilroy Realty, REIT ......................................      32,000       800
Reckson Associates Realty, REIT ..........................      40,000       945
Spieker Properties, REIT .................................      19,100       740
                                                                           3,288

Other Real Estate  3.2%
Catellus Development * ...................................      37,300       660
St. Joe ..................................................      19,000       520
                                                                           1,180

Regional Mall  5.6%
CBL & Associates Properties, REIT ........................      34,000       825
Macerich, REIT ...........................................      13,900       407
Simon DeBartolo Group, REIT ..............................      25,600       832
                                                                           2,064

Self Storage  2.4%
Public Storage, REIT .....................................      12,600       353
Storage USA, REIT ........................................      15,300       535
                                                                             888

Shopping Center  8.5%
Developers Diversified Realty, REIT ......................      14,000       549
Federal Realty Investment Trust, REIT ....................      23,000       553
JP Realty, REIT ..........................................      29,900       704
Kimco Realty, REIT .......................................      18,800       771
Weingarten Realty Investors, REIT ........................      13,800       577
                                                                           3,154

Services  5.4%
Insignia Financial Group (Class A) * .....................      24,400       598
Lasalle Partners * .......................................       9,000       400
Reckson Service Industries * .............................      15,040        51
Security Capital Group (Class B) * .......................      22,000    $  586
Trammell Crow * ..........................................      11,000       368
                                                                           2,003
Total Real Estate ........................................                35,529

Miscellaneous Common Stocks  1.0%  .......................                   363
Total Common Stocks (Cost  $36,884) ......................                35,892

Short-Term Investments  1.8%
Money Market Funds  1.8%
Reserve Investment Fund, 5.69% # .........................     681,875       682

Total Short-Term Investments (Cost  $682) ................                   682

Total Investments in Securities
98.9% of Net Assets (Cost $37,566) .......................              $ 36,574

Other Assets Less Liabilities ............................                   403

NET ASSETS ...............................................              $ 36,977

Net Assets Consist of:
Accumulated net investment income-net of distributions ...              $    158

Accumulated net realized gain/loss-net of distributions...                   145

Net unrealized gain (loss) ...............................                 (992)

Paid-in-capital applicable to 3,578,599 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized ..........................                37,666
NET ASSETS ...............................................              $ 36,977
NET ASSET VALUE PER SHARE ................................              $  10.33

*      Non-income producing
#      Seven-day yield
REIT   Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Real Estate Fund
--------------------------------------------------------------------------------
Unaudited

================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands
                                                                       6 Months
                                                                          Ended
                                                                        6/30/98
Investment Income
Income
        Dividend ................................................       $   746
        Interest ................................................            34
        Total income ............................................           780
Expenses
        Shareholder servicing ...................................            77
        Custody and accounting ..................................            60
        Organization ............................................            45
        Registration ............................................            16
        Prospectus and shareholder reports ......................            13
        Legal and audit .........................................             4
        Directors ...............................................             3
        Reimbursed by manager ...................................           (70)
        Total expenses ..........................................           148
Net investment income ...........................................           632
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities ..........................           121
Change in net unrealized gain or loss on securities .............        (1,290)
Net realized and unrealized gain (loss) .........................        (1,169)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ..........................................       $  (537)


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Real Estate Fund
--------------------------------------------------------------------------------
Unaudited

================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


        6 Months        10/31/97
        Ended   Through
                                                             6/30/98   12/31/97
Increase (Decrease) in Net Assets
Operations
        Net investment income ...........................   $    632    $    47
        Net realized gain (loss) ........................        121         28
        Change in net unrealized gain or loss ...........     (1,290)       298
        Increase (decrease) in net assets from operations       (537)       373
Distributions to shareholders
        Net investment income ...........................       (474)       (52)
Capital share transactions *
        Shares sold .....................................     37,427      6,845
        Distributions reinvested ........................        443         50
        Shares redeemed .................................     (7,184)       (57)
        Redemption fees received ........................         43         --
        Increase (decrease) in net assets from capital
        share transactions ..............................     30,729      6,838
Net Assets
Increase (decrease) during period .......................     29,718      7,159
Beginning of period .....................................      7,259        100
End of period ...........................................   $ 36,977    $ 7,259
*Share information
        Shares sold .....................................      3,542        670
        Distributions reinvested ........................         43          5
        Shares redeemed .................................       (686)        (6)
        Increase (decrease) in shares outstanding .......      2,899        669

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Real Estate Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1998

================================================================================
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

       T. Rowe Price Real Estate Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 31, 1997.

       The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

       VALUATION Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

       Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

       Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

       OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Effective June 30, 1998, the fund recognized in expense its remaining unamortized organization costs. Results of operations and net assets were not affected by this charge, due to the expense limitation provisions of the investment management agreement.

NOTE 2 - INVESTMENT TRANSACTIONS

       Purchases and sales of portfolio securities, other than short-term securities, aggregated $38,071,000 and $7,588,000, respectively, for the six months ended June 30, 1998.

NOTE 3 - FEDERAL INCOME TAXES

       No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

       At June 30, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $37,566,000, and net unrealized loss aggregated $992,000, of which $635,000 related to appreciated investments and $1,627,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

       The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee. The fee is computed daily and paid monthly, consisting of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

       Under the terms of the investment management agreement, the manager is required to bear any expenses through December 31, 1999, which would cause the fund's ratio of expenses to average net assets to exceed 1.00%. Thereafter, through December 31, 2001, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.00%. Pursuant to this agreement, $110,000 of management fees were not accrued by the fund for the six months ended June 30, 1998, and $116,000 of other expenses were borne by the manager. Additionally, $23,000 of unaccrued 1997 fees and expenses are subject to reimbursement through December 31, 2001.

       In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $95,000 for the six months ended June 30, 1998, of which $17,000 was payable at period-end.

       The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1998, totaled $34,000 and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

          KNOWLEDGEABLE SERVICE REPRESENTATIVES

          BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

          IN  PERSON  Available  in T.  Rowe  Price  Investor  Centers.  Account
          Services

          CHECKING Available on most fixed income funds ($500 minimum).

          AUTOMATIC INVESTING From your bank account or paycheck.

          AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

          DISTRIBUTION   OPTIONS   Reinvest   all,   some,   or   none  of  your
          distributions.

          AUTOMATED 24-HOUR SERVICES Including  Tele*Access  [Registration Mark]
          and  the  T.   Rowe   Price  Web  site  on  the   Internet.   Address:
          www.troweprice.com

          DISCOUNT BROKERAGE*

          INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

          INVESTMENT INFORMATION

          COMBINED STATEMENT Overview of all your accounts with T. Rowe Price.

          SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

          T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

          PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

          INSIGHTS Educational reports on investment strategies and financial markets.

          INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

    *A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT,  CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

TO OPEN A DISCOUNT BROKERAGE
ACCOUNT OR OBTAIN INFORMATION,
CALL: 1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Real Estate Fund.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.           F12-051  6/30/98